Exhibit 99.1
Joseph M. DeVivo, President and CEO January 2014 AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Forward-Looking Statements Notice Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2013. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, NanoKnife has been cleared by the FDA for use in the surgical ablation of soft tissue. NanoKnife has not been cleared for the treatment or therapy of a specific disease or condition. This document may discuss the use of NanoKnife for specific clinical indications for which it is not cleared in the United States at this time. Notice Regarding Non-GAAP Financial Measures Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA (income before interest, taxes, depreciation and amortization), non-GAAP net income and non-GAAP earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Profile of AngioDynamics Corporate History Founded 1988 | IPO May 2004—ANGO (NASDAQ) Acquired Microsulis (2013) | Vortex Medical (2012) Navilyst (2012) | Oncobionic (2008) | RITA Medical (2007) Worldwide Presence Albany NY – HQ | 1,300 Employees | 7 Operating Locations Recognized globally as a leading provider of innovative, image guided, minimally invasive solutions.

Performance Update

Q2 FY14 Results

	Q2 FY14 Guidance	Q2 FY14 Actual
Sales	85M – 88M	88.6M
EPS	$0.12 – $0.15 Adjusted Without Amortization	$0.14 Adjusted Without Amortization

FY14 YTD Highlights

Q2

- AngioVac CE Mark approval
- AngioVac market awareness
- BioFlo clinical data
- John Soto appointed Chief Commercial Officer
- New CMS reimbursement for in-hospital thermal vein ablations
- Operational excellence initiative

Q1

- BioFlo Ports FDA clearance
- Celerity Tip Location
- Clinical Devices, B.V. acquisition
- CROES & PROOF patient enrollments
- LIDN agreement
- NICE guidance on varicose veins

angiodynamics

Financial Snapshot MAY 2004 49M NET SALES MAY 2013 342M NET SALES z Peripheral Vascular 56% Vascular Access 30% Oncology/ Surgery 14% US 80% Int’l 20% 351M FY14 Revenue Guidance

Innovative Technology Develop innovative Technology that improves patient outcomes while reducing overall healthcare costs Operational Excellence Enhance our profitability by driving operation excellence across the entire organization Above Market Growth Focus our investments in product categories and geographic markets that offer sustainable, profitable growth Strategic Imperatives

Three Global Businesses Vascular Access VA Peripheral Vascular PV Oncology/ Surgery O/S Fluid Management Thrombolytics Laser Vein Ablation Angiographic Catheters/Drainage PICCs Ports Dialysis Thermal Ablation Non-Thermal Ablation Resection

Vascular Access VA Peripheral Vascular PV Oncology/ Surgery O/S Fluid Management Thrombolytics Laser Vein Ablation Angiographic Catheters/Drainage PICCs Ports Dialysis Thermal Ablation Non-Thermal Ablation Resection

Peripheral Vascular PV Reinvigorate NAMIC Build Thrombus Management Grow Core Strategic Objectives Key Growth Drivers $1.6B Market Global Net Sales $ in millions FY13 Fluid Mgmt $81 VenaCure EVLT $46 Thrombus Mgmt. $7 Angiographic/Drainage $46 Catheters Total PV $180 Expand EVLT Adoption 11% Share

Large Unmet Opportunity

Peripheral Vascular
PV

Venous Thromboembolism (VTE) Incidence

- ~1 Million VTE Events per Year in US
- ~300,000 VTE Deaths per Year in US - #3 cause



Heart Disease
595,000
Cancer
574,000
VTE
296,000
COPD
138,000
Stroke
129,000

Additional: Annual Incidence

Catheter/Lead RA	200,000
RA Mass	47,000
IVCF Thrombosis	14,000
TV Endocarditis	2,500

Current Options

- Oral Anticoagulation
- Systemic and Catheter Directed Thrombolysis
- Mechanical / PharmacoMechanical
- Surgical Embolectomy

angiodynamics

Heit JA, et al. *Blood*. 2005;106:267A.
Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012

Disruptive VTE Technology

FDA Cleared & CE Mark Approved Attractive pricing & higher margins Scalable platform for next generation devices Disruptive VTE Technology ~800+ CASES TO DATE

U.S. Auto Injectors: A Significant Opportunity ANGIO Mkt Share Expected CAGR >50% Contracting 20-25% Low Single Digit Growth 0% Double Digit Growth Automated (Interv. Cardiology) $40M Manual (Interv. Cardiology) $75M Manual (Periph. Vascular) $55M Source: Millennium Research Group reports; company analysis Rapidly converting from manual to automated systems Fluid Management Market Summary ROW $200M 70% Manual 30% Auto US $170M 80% Manual 20% Auto EUROPE $160M 50% Manual 50% Auto ~500M WW MARKET ~10M PROCEDURES PER YEAR $170M

NAMIC Duet—Next Generation API NAMIC Duet builds on AngioDynamics' leading position in fluid management by creating economic and clinical value for facilities through its ability to dilute and reduce contrast to the patient.

Peripheral Vascular
PV

Leading Laser Vein Treatment

~240M
MARKET

3-5%
CAGR



Large Underpenetrated Market Opportunity



<2%
Receive treatment
30M
People in U.S. w/ varicose veins

- 140,000+ VenaCure EVLT procedures in FY2013
- ANGO has ~28% share of Venous Ablation market and ~65% share of the Laser Ablation market
- Installed base of ~ 4,000 units WW, including ~ 500 new 1470 lasers since launch in June 2011

VenaCure EVLT
Endovenous Laser Treatment System

angiodynamics

Leading Laser Vein Treatment NICE ruling establishes thermal ablation, including laser, as the standard of care for the treatment of varicose veins in the United Kingdom New CMS APC includes in-hospital endovenous RF and laser varicose vein ablations, increasing payment for laser by 9% while creating parity for thermal procedures

Vascular Access VA Peripheral Vascular PV Fluid Management Thrombolytics Laser Vein Ablation Angiographic Catheters/Drainage PICCs Ports Dialysis Oncology/ Surgery O/S Thermal Ablation Non-Thermal Ablation Resection

Penetrate & Convert Penetration of IDNs/GPOs Strategic Objectives Key Growth Drivers $1.0B Market Global Net Sales $ in millions FY13 PICCs $52 Ports $31 Dialysis $24 Total VA $107 Grow Int’l from 10% to 25% of revenue Vascular Access VA Tip Location Clinical Data 11% Share

Estimated Cost Per Incident4 $11,957 PICC-Related UEDVT Incidence Rates2, 3 2.7M PICCs placed by nurses & Physicians in 20121 2Evans SR, Sharp JH, Lorraine LH, et al. CHEST 2010 ; 138; 803-810 1US MARKETS FOR VASCULAR ACCESS DEVICES 2012 - Millennium Research Group U.S. Cost of Hospital-Acquired DVT $1B – $2.5B 4Lissovoy Gd, et al. Cost for Inpatient Care of Venous Thrombosis. Arch Intern Med. 2000;160:3160-3165. Symptomatic 3-7.8% 3Cowl CT, et al. Complications and cost associated with parenteral nutrition delivered to hospitalized patients through either subclavian or peripherally inserted central catheters Clinical Nutrition (2000) 19 (4): 237-243 UEDVT Incidents 81,000-211,000 Large Unmet Opportunity

Hospital BioFlo PICC Placements DVTs DVT RATE 1 167 1 0.6% 2 533 6 1.1% 3 1251 7 0.6% BioFlo Technology *Data based on results presented at the Association for Vascular Access 27th Annual Scientific Meeting. Prospective Customer Evaluation of BioFlo* Multi-Center Study Investigates Whether BioFlo PICCs are Associated With Reduced Catheter-Related Thrombosis 416 PATIENTS TO BE ENROLLED 8 MAX STUDY SITES WORLDWIDE

Celerity Tip Location – Canadian Launch Tip location, coupled with our innovative BioFlo technology, will improve our competitive position in the PICC market. Ease of use Use with existing ultrasound Replaces chest x-ray Three lead EKG-based platform Predictable and reliable confirmation 50% less cost vs. competitors Clinical efficacy Cost effective PICC Units per year

Expanding BioFlo Platform Levitan, N et al. Rates of Initial and Recurrent Thromboembolic Disease Among Patients with Malignancy Versus Those Without Malignancy. Medicine: 1999: 78; 285-291.

Peripheral Vascular PV Oncology/ Surgery O/S Fluid Management Thrombolytics Laser Vein Ablation Angiographic Catheters/Drainage Thermal Ablation Non-Thermal Ablation Resection Vascular Access VA PICCs Ports Dialysis

Drive NanoKnife Adoption Increase Thermal Ablation Share Strategic Objectives Global Net Sales Invest in Clinical Development $225M Market 21% Share $ in millions FY13 Thermal Ablation $28 NanoKnife $13 Resection $6 Total O/S $47 Oncology/ Surgery O/S Key Growth Drivers

Leading Microwave Ablation Technology “Everything we wanted in a microwave device…” -Current AngioDynamics RFA Customer 2.45Ghz system for faster tissue penetration Single applicator Predictable volumes of coagulation Attractive pricing and gross margins †The liver coagulation results are from coagulations performed in ex-vivo animal tissue models.

THERMAL NON-THERMAL “The US Nonvascular Interventional Radiology market with the fastest growth and greatest potential is the ablation device market” – MRG Nov. 2012 Expanding Leadership in Tumor Ablation AngioDynamics offers a full complement of tumor ablation products that provide clinicians maximum choice in treating patients

Building NanoKnife Clinical Data

Oncology/ Surgery O/S

CROES
STUDY

AngioDynamics Partners with Clinical Research Office of the Endourological Society (CROES) NanoKnife Safety and Efficacy Study

Multi-Center Study Focused on the Ablation of Prostate Cancer

16 PATIENTS TO BE ENROLLED

1 STUDY SITE WORLDWIDE

IDE
PROSTATE

FDA Grants Prostate IDE Approval for NanoKnife System

Clinical Study to Evaluate feasibility and short-term safety and effectiveness of the NanoKnife System in the ablation of focal prostate cancer

6 PATIENTS TO BE ENROLLED

2 STUDY SITE WORLDWIDE

angiodynamics

Fluid Mgmt PICCs Other PV YoY Sales Growth EVLT Ports 0% 5% 10% 15% 20% 40% HARVEST FIX INVEST SCALE Microwave IRE RFA Resection Other VA Std GM% (10%) (5%) HIGH LOW FY 2013: Flat Sales; 50% GM%

Ports 0% 5% 10% 15% 20% +50% YoY Sales Growth 40% EVLT AngioVac Resection Other VA Other PV Fluid Mgmt Dialysis Microwave Std GM% PICCs RFA (10%) (5%) IRE Long-Term: 10% Sales Growth; 60% GM% HIGH LOW

Product rationalization Lean Initiatives Consolidation of NY manufacturing plants Supply Chain Optimization Enterprise resource planning implementation Operational Excellence $15-18M SAVED OVER THREE YEARS

Q2 2014 (a)(b)(c) YOY Growth Adjusted EBITDA $12.7 (15%) Adjusted EPS (excl. amort.) $0.14 (18%) Fiscal 2014 Second Quarter Results Sales $ in millions, except per share amounts Q2 2014 (a)(b)(c) YOY Growth WW WW(excl. supply agreement) $88.6 $87 2% 3% Peripheral Vascular Vascular Access $48.9 $25.6 7% (4%) Onc/Surg $12.6 5% U.S. $69.5 3% Int’l $17.5 1% Days sales for the three months ended November 30, 2013, and November 30, 2012, were 62 days. Fiscal 2014 second quarter includes a $0.02 per share impact or the medical device tax, which was not applicable in the year-ago quarter Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, direct costs of the Quality Call to Action program, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, and amortization of intangible assets.

Fiscal 2014 Guidance $ in millions, except per share amounts Adjusted Non-GAAP Q3 Adjusted Non-GAAP Full Year Sales $85 — $88 $349 — $353 EBITDA (a)(b) N/A $56 — $59 EPS (a) (c) $0.15 — $0.18 $0.63 — $0.67 Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, direct costs of the Quality Call to Action program, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, and amortization of intangible assets. Adjusted EBITDA results exclude stock-based compensation costs. Approximately 36.5 million diluted shares outstanding on a 37% tax rate.

Int’l growth & upside High growth products Optimized capital structure Optimized R&D team Investment Summary Strong talent pool Quality management Operational excellence Accelerated long-term growth & profitability

AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.